Exhibit 10.5

SUBSCRIPTION AGREEMENT

Crownbutte Wind Power, Inc.
111 Fifth Avenue Northeast
Mandan, ND  58554

This Subscription Agreement (this “Agreement”) has been executed by the subscriber set forth in the signature page attached hereto (the “Subscriber”) in connection with the private placement offering (the “Offering”) of a minimum of 1,000,000 and a maximum of 10,000,000 units of securities (the “PPO Units”) issued by Crownbutte Wind Power, Inc. (formerly known as ProMana Solutions, Inc.), a Nevada Corporation (the “Company”), at a purchase price of $0.50 per PPO Unit.  Each PPO Unit consists of (i) one share of the Company’s common stock, par value $0.001 per share (“Common Stock”), and (ii) a warrant, substantially in the form of Exhibit A hereto (the “Warrant”), representing the right to purchase one share of Common Stock, exercisable for a period of two years at an exercise price of $2.50 per unit.  The Warrants will be callable by the Company at any time, upon thirty (30) days prior written notice given to the Warrant holder, if the fair market value (as defined in the Warrant) of the Common Stock for the twenty (20) consecutive trading days ending three (3) days prior to the date of the call notice is at least $3.50, subject to adjustment for stock dividends, stock splits and other anti-dilution provisions as provided for in the Warrant.  This subscription is being submitted to you in accordance with and subject to the terms and conditions described in this Agreement and the Confidential Private Placement Memorandum of the Company dated June 17, 2008, as amended and supplemented from time to time, including all attachments, schedules and exhibits thereto (the “Memorandum”), relating to the Offering.

The PPO Units being subscribed for pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  The Offering is being made on an “any or all” basis to “accredited investors,” as defined in Regulation D under the Securities Act, and non-”U.S. persons,” as defined in Regulation S under the Securities Act.  The Company reserves the right, in its sole discretion and for any reason, to reject any Subscriber’s subscription in whole or in part, or to allot less than the number of PPO Units subscribed for.

The undersigned acknowledges receipt of a copy of the Registration Rights Agreement, substantially in the form of Exhibit B hereto (the “Registration Rights Agreement”).

The closing of the Offering (the “Closing;” and the date on which such Closing occurs hereinafter referred to as the “Closing Date”) shall be at the offices of Gottbetter & Partners, LLP, as escrow agent (the “Escrow Agent”), at 488 Madison Avenue, New York, New York 10022 (or such other place as is mutually agreed to by the Company).  The Company may conduct multiple closings for the sale of the PPO Units until the termination of the Offering.  The Offering shall continue until September 15, 2008, which date may be extended an additional 30 days by the Company.

1.           Subscription.  The undersigned Subscriber hereby subscribes to purchase the number of PPO Units set forth on the signature page attached hereto, at an aggregate price as set forth on such signature page (the “Purchase Price”), subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements contained herein.

2.           Subscription Procedure.  To complete a subscription for the PPO Units, the Subscriber must fully comply with the subscription procedure provided in this Section on or before the Closing Date.

a.           Transaction Documents.  On or before the Closing Date, the Subscriber shall review, complete and execute the Omnibus Signature Page to this Agreement and the Investor Certification, attached hereto as Appendix A (collectively, the “Transaction Documents”), and deliver the Transaction Documents to the Escrow Agent.  Executed documents may be delivered to the Escrow Agent by facsimile or electronic mail (e-mail), if the Subscriber delivers the original copies of the documents to the Escrow Agent as soon as practicable thereafter.

b.           Purchase Price.  Simultaneously with the delivery of the Transaction Documents to the Escrow Agent as provided herein, and in any event on or prior to the Closing Date, the Subscriber shall deliver to the Escrow Agent the full Purchase Price by check or by wire transfer of immediately available funds.

c.           Company Discretion.  The Subscriber understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription for PPO Units, in whole or in part, notwithstanding prior receipt by the Subscriber of notice of acceptance of this subscription.  The Company shall have no obligation hereunder until the Company shall execute and deliver to the Subscriber an executed copy of this Agreement.  If this subscription is rejected in whole, or the offering of PPO Units is terminated, all funds received from the Subscriber will be returned without interest or offset, and this Agreement shall thereafter be of no further force or effect.  If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Agreement will continue in full force and effect to the extent this subscription was accepted.

3.           Representations and Warranties of the Company.  The Company hereby represents and warrants to the Subscriber the following:

a.           Organization and Qualification.  The Company is a corporation duly organized and validly existing under the laws of the State of Nevada.  The Company has all requisite power and authority to carry on its business as currently conducted, other than such failures that would not reasonably be expected to have a material adverse effect on the Company’s business, properties or financial condition (a “Material Adverse Effect”).  The Company is duly qualified to transact business in each jurisdiction in which the failure to be so qualified would reasonably be expected to have a Material Adverse Effect.

b.           Authorization.  As of the Closing, all action on the part of the Company, its board of directors, officers and existing stockholders necessary for the authorization, execution and delivery of this Agreement, the Registration Rights Agreement, the Warrant and the performance of all obligations of the Company hereunder and thereunder shall have been taken, and this Agreement, the Registration Rights Agreement and the Warrant, assuming due execution by the parties hereto and thereto, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors’ rights.

c.           Valid Issuance of the Common Stock and the Warrant.  The shares of Common Stock and the Warrant, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, and the shares of Common Stock underlying the Warrant, when issued and delivered in accordance with the terms of the Warrant, shall be duly and validly issued and will be free of restrictions on transfer directly or indirectly created by the Company other than restrictions on transfer under this Agreement, the Registration Rights Agreement and the terms of the Warrant and under applicable federal and state securities laws.

d.           Governmental Consents.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the offer, sale or issuance of the PPO Units, except for the following: (i) the filing of such notices as may be required under the Securities Act and (ii) the compliance with any applicable state securities laws, which compliance will have occurred within the appropriate time periods therefor.

e.           Litigation.  There are no actions, suits, proceedings or investigations pending or, to the best of the Company’s knowledge, threatened before any court, administrative agency or other governmental body against the Company which question the validity of this Agreement, the Registration Rights Agreement or the Warrant, or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby, or which would reasonably be expected to have a Material Adverse Effect.  The Company is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which would reasonably be expected to have a Material Adverse Effect.

f.           Compliance with Other Instruments.  The Company is not in violation or default of any provision of its Articles of Incorporation, each as in effect immediately prior to the Closing, except for such failures as would not reasonably be expected to have a Material Adverse Effect. The Company is not in violation or default of any provision of any material instrument, mortgage, deed of trust, loan, contract, commitment, judgment, decree, order or obligation to which it is a party or by which it or any of its properties or assets are bound which would reasonably be expected to have a Material Adverse Effect.  To the best of its knowledge, the Company is not in violation or default of any provision of any federal, state or local statute, rule or governmental regulation which would reasonably be expected to have a Material Adverse Effect.  The execution, delivery and performance of and compliance with this Agreement, the Registration Rights Agreement and the issuance and sale of the PPO Units, will not result in any such violation, be in conflict with or constitute, with or without the passage of time or giving of notice, a default under any such provision, require any consent or waiver under any such provision (other than any consents or waivers that have been obtained), or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such provision.

g.           Certain Registration Matters.  Assuming the accuracy of the Subscriber’s representations and warranties set forth in this Agreement and the Transaction Documents, and the representations and warranties made by all other purchasers of PPO Units in the Offering, no registration under the Securities Act is required for the offer and sale of the PPO Units by the Company to the Subscriber hereunder.

h.           No General Solicitation.  Neither the Company nor any person acting on behalf of the Company has offered or sold any of the PPO Units by any form of general solicitation or general advertising (within the meaning of Regulation D).

4.           Representations and Warranties of the Subscriber.  The Subscriber represents and warrants to the Company the following:

a.           The Subscriber, its advisers, if any, and designated representatives, if any, have the knowledge and experience in financial and business matters necessary to evaluate the merits and risks of its prospective investment in the Company, and have carefully reviewed and understand the risks of, and other considerations relating to, the purchase of PPO Units and the tax consequences of the investment, and have the ability to bear the economic risks of the investment.

b.           The Subscriber is acquiring the PPO Units for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof.  The Subscriber understands and acknowledges that the PPO Units, the shares of Common Stock and the Warrant have not been registered under the Securities Act or any state securities laws, by reason of a specific exemption from the registration provisions of the Securities Act and applicable state securities laws, which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.  The Subscriber further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the PPO Units, the shares of Common Stock and the Warrant.  The Subscriber understands and acknowledges that the offering of the PPO Units pursuant to this Agreement will not be registered under the Securities Act nor under the state securities laws on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from the registration requirements of the Securities Act and any applicable state securities laws.

c.           The Subscriber understands that no public market now exists for the shares of Common Stock, and that there may never be a public market for the shares of Common Stock.

d.           The Subscriber, its advisers, if any, and designated representatives, if any, have received and reviewed information about the Company and have had an opportunity to discuss the Company’s business, management and financial affairs with its management.  The Subscriber understands that such discussions, as well as any written information provided by the Company, were intended to describe the aspects of the Company’s business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Agreement, the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Company.  Some of such information includes projections as to the future performance of the Company, which projections may not be realized, are based on assumptions which may not be correct and are subject to numerous factors beyond the Company’s control.

e.           As of the Closing, all action on the part of Subscriber, and its officers, directors and partners, if applicable, necessary for the authorization, execution and delivery of this Agreement and the Registration Rights Agreement and the performance of all obligations of the Subscriber hereunder and thereunder shall have been taken, and this Agreement and the Registration Rights Agreement, assuming due execution by the parties hereto and thereto, constitute valid and legally binding obligations of the Subscriber, enforceable in accordance with their respective terms, subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors’ rights.

f.           The Subscriber either (i) is an “accredited investor” as defined in Rule 501 of Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act or (ii) is not a “U.S. Person” as defined in Regulation S as promulgated by the Securities and Exchange Commission under the Securities Act, and, in each case, shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

g.           The Subscriber or its duly authorized representative realizes that because of the inherently speculative nature of investments of the kind contemplated by the Company, the Company’s investment results may be expected to fluctuate from month to month and from period to period and will, generally, involve a high degree of financial and market risk that can result in substantial or, at times, even total losses.

h.           The Subscriber has adequate means of providing for its current and anticipated financial needs and contingencies, is able to bear the economic risk for an indefinite period of time and has no need for liquidity of the investment in the PPO Units and could afford complete loss of such investment.

i.           The Subscriber is not subscribing for PPO Units as a result of or subsequent to any advertisement, article, notice or other communication, published in any newspaper, magazine or similar media or broadcast over television, radio, or the internet, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Subscriber in connection with investments in securities generally.

j.           The Subscriber agrees to be bound by all of the terms and conditions of the Registration Rights Agreement and to perform all obligations thereby imposed upon it.

k.           All of the information that the Subscriber has heretofore furnished or which is set forth herein is correct and complete as of the date of this Agreement, and, if there should be any material change in such information prior to the admission of the undersigned to the Company, the Subscriber will immediately furnish revised or corrected information to the Company.

5.           Transfer Restrictions.  The Subscriber acknowledges and agrees as follows:

a.           The PPO Units, the shares of Common Stock and the Warrant have not been registered for sale under the Securities Act, in reliance on the private offering exemption in Section 4(2) thereof; the Company does not intend to register the PPO Units, the shares of Common Stock and the Warrant under the Securities Act at any time in the future; and the undersigned will not be entitled to the benefits of Rule 144 with respect to the PPO Units, the shares of Common Stock and the Warrant.

b.           No governmental agency has passed upon the PPO Units, the shares of Common Stock and the Warrant or made any finding or determination as to the wisdom of any investments therein.

c.           There are substantial restrictions on the transferability of the shares of Common Stock, and if the Company decides to issue certificates representing the shares of Common Stock, restrictive legends will be placed on any such certificates.

6.           Indemnification.  The Subscriber agrees to indemnify and hold harmless the Company, Strasbourger Pearson Tulcin Wolff, Inc., as placement agent in the Offering, and their respective officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Subscriber of any covenant or agreement made by the Subscriber herein or in any other document delivered in connection with this Agreement.

7.           Irrevocability; Binding Effect.  The Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Subscriber, except as required by applicable law, and that this Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.  If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

8.           Modification.  This Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

9.           Immaterial Modifications to the Registration Rights Agreement. The Company may, at any time prior to the initial Closing, amend the Registration Rights Agreement if necessary to clarify any provision therein, without first providing notice or obtaining prior consent of the Subscriber.

10.           Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Subscriber, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10).  Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

11.           Assignability.  This Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Subscriber and the transfer or assignment of the PPO Units, the shares of Common Stock, the Warrant or the shares of Common Stock underlying the Warrants shall be made only in accordance with all applicable laws.

12.           Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles thereof relating to the conflict of laws.

13.           Arbitration.  The parties agree to submit all controversies to arbitration in accordance with the provisions set forth below and understand that:

(a)           Arbitration is final and binding on the parties.

(b)           The parties are waiving their right to seek remedies in court, including the right to a jury trial.

(c)           Pre-arbitration discovery is generally more limited and different from court proceedings.

(d)           The arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or to seek modification of rulings by arbitrators is strictly limited.

(e)           The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(f)           All controversies which may arise between the parties concerning this Agreement shall be determined by arbitration pursuant to the rules then pertaining to the Financial Industry Regulatory Authority in New York City, New York.  Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered.  Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement.  The parties agree that the determination of the arbitrators shall be binding and conclusive upon them.

14.           Blue Sky Qualification.  The purchase of PPO Units under this Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the PPO Units from applicable federal and state securities laws.  The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

15.           Use of Pronouns.  All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

16.           Confidentiality.  The Subscriber acknowledges and agrees that any information or data the Subscriber has acquired from or about the Company, not otherwise properly in the public domain, including, without limitation, the business summary of the Company, was received in confidence.  The Subscriber agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

17.           Miscellaneous.

(a)           This Agreement, together with the Registration Rights Agreement, constitute the entire agreement between the Subscriber and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.  The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)           The representations and warranties of the Company and the Subscriber made in this Agreement shall survive the execution and delivery hereof and delivery of the Common Stock and the Warrants contained in the PPO Units.

(c)           Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated.

(d)           This Agreement may be executed in one or more original or facsimile counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e)           Each provision of this Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Agreement.

(f)           Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

(g)           The Subscriber understands and acknowledges that there may be multiple Closings for the Offering.

(h)           The Subscriber hereby agrees to furnish the Company such other information as the Company may request prior to the Closing with respect to its subscription hereunder.

18.           Omnibus Signature Page.  This Agreement is intended to be read and construed in conjunction with the Registration Rights Agreement pertaining to the issuance by the Company of the PPO Units, the shares of Common Stock, the Warrant and the shares of Common Stock underlying the Warrant to subscribers in the Offering.  Accordingly, pursuant to the terms and conditions of this Agreement and such related agreements, it is hereby agreed that the execution by the Subscriber of this Agreement, in the place set forth herein, shall constitute agreement to be bound by the terms and conditions hereof and the terms and conditions of the Registration Rights Agreement, with the same effect as if each of such separate but related agreement were separately signed.

19.           Public Disclosure.  Neither the Subscriber nor any officer, manager, director, member, partner, stockholder, employee, affiliate, affiliated person or entity of the Subscriber shall make or issue any press releases or otherwise make any public statements or make any disclosures to any third person or entity with respect to the transactions contemplated herein and will not make or issue any press releases or otherwise make any public statements of any nature whatsoever with respect to the Company without the Company’s express prior approval.  The Company has the right to withhold such approval in its sole discretion.

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How to subscribe for PPO Units in the private offering of
Crownbutte Wind Power, Inc.:

1.	Date and Fill in the number of PPO Units being purchased and Complete and Sign the Omnibus Signature Page.

2.	Initial the Investor Certification page.

3.	Fax or email all forms and then send all signed original documents, along with a check or wire transfer representing the exact dollar amount of the number of PPO Units for subscription, to:

Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY  10022
Facsimile Number:  (212) 400-6901
Telephone Number:  (212) 400-6900
Attn:  Rachel L. DeGenaro
E-mail Address:  rlg@gottbetter.com

4.	Any check for the subscription of PPO Units should be made payable to the order of “Gottbetter & Partners, LLP, Escrow Agent for CROWNBUTTE WIND POWER, INC.”.

5.	If the funds are being sent by wire transfer to the escrow account, please see the following instructions:

Bank:	Citibank, N.A. 330 Madison Avenue, New York, New York

ABA Routing #:	021000089

Swift Code:	CITIUS33

Beneficiary:	Gottbetter & Partners, LLP, Attorney Trust Account

Account #:	49061322

Reference:	“Crownbutte Wind Power, Inc. – [insert Subscriber’s name]”

Gottbetter & Partners Accounting Contact:

Vincent DiPaola; telephone: (212) 400-6900; e-mail: vdp@gottbetter.com.

Thank you for your interest,

Crownbutte Wind Power, Inc.

CROWNBUTTE WIND POWER, INC.
OMNIBUS SIGNATURE PAGE TO
SUBSCRIPTION AGREEMENT AND
REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the Subscriber hereby executes this Subscription Agreement and the Registration Rights Agreement.

Dated:                                                      , 2008

SUBSCRIBER (individual)	SUBSCRIBER (entity)

Signature	Name of Entity

Print Name	Signature

Print Name:
Signature (if Joint Tenants or Tenants in Common)
Title:

Address of Principal Residence:	Address of Executive Offices:

Social Security Number(s):	IRS Tax Identification Number:

Telephone Number:	Telephone Number:

Facsimile Number:	Facsimile Number:

E-mail Address:	E-mail Address:

	X	$0.50	=	$
Number of PPO Units		Price per PPO Unit		Purchase Price

CROWNBUTTE WIND POWER, INC.

IN WITNESS WHEREOF, the Company has duly executed this Subscription Agreement.

CROWNBUTTE WIND POWER, INC.

By:
Name:	Timothy H. Simons
Title:	Chief Executive Officer

CROWNBUTTE WIND POWER, INC.
INVESTOR CERTIFICATION

For Individual Accredited Investors Only
(all Individual Accredited Investors must INITIAL where appropriate):

Initial _______
I have a net worth (including home, furnishings and automobiles) in excess of $1,000,000 either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.

Initial _______
I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Accredited Investors
(all Non-Individual Accredited Investors must INITIAL where appropriate):

Initial _______
The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.

Initial _______
The investor certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in the Company.

Initial _______
The investor certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _______	The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this Agreement.
Initial _______	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors.
Initial _______	The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.
Initial _______	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.
Initial _______
The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial _______
The investor certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______
The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______	The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act, or a registered investment company.

Appendix A

For Non-U.S. Person Investors
(all Investors who are not a U.S. Person must INITIAL this section):

Initial _______	The Investor is not a “U.S. Person” as defined in Regulation S; and specifically the Purchaser is not:

A.	a natural person resident in the United States of America, including its territories and possessions (“United States”);
B.	a partnership or corporation organized or incorporated under the laws of the United States;
C.	an estate of which any executor or administrator is a U.S. Person;
D.	a trust of which any trustee is a U.S. Person;
E.	an agency or branch of a foreign entity located in the United States;
F.	a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;
G.	a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; or
H.
a partnership or corporation: (i) organized or incorporated under the laws of any foreign jurisdiction; and (ii) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Act) who are not natural persons, estates or trusts.

And, in addition:

I.	the Purchaser was not offered the Units in the United States;
J.	at the time the buy-order for the Units was originated, the Purchaser was outside the United States; and
K.	the Purchaser is purchasing the Units for its own account and not on behalf of any U.S. Person (as defined in Regulation S) and a sale of the Units has not been pre-arranged with a purchaser in the United States.